UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________
FORM 8-K/A
(Amendment No. 1)
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2024
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 5.02 of the Current Report on Form 8-K filed by Tilly’s, Inc. (the “Company”) on November 12, 2024 (the “Original Report”), in which the Company reported, among other things, that Laura Janney resigned from her position as the Chief Merchandising Officer of the Company, effective as of November 8, 2024 (the “Separation Date”). This Amendment is being filed solely to provide additional information regarding compensation as required under Item 5.02 and to file the exhibits filed in Item 9.01. Except as set forth herein, no other changes have been made to the Original Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 12, 2024, the Company entered into an employment separation and release agreement (the “Separation Agreement”) with Laura Janney. Pursuant to the Separation Agreement, Ms. Janney will be entitled to a separation payment in the amount of $100,000, subject to Ms. Janney’s execution and non-revocation of the Separation Agreement, and her continued compliance with the terms of the Separation Agreement.
The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the text of the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Title or Description
10.1	Employment Separation and Release Agreement, dated as of November 12, 2024, by and between Tilly’s, Inc. and Laura Janney.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: November 15, 2024	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer